[LORD ABBETT LOGO]


2002
 ANNUAL
   REPORT

 LORD ABBETT
 AFFILIATED FUND


 FOR THE YEAR ENDED OCTOBER 31, 2002

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--------------------------------------------------------------------------------

LORD ABBETT AFFILIATED FUND
ANNUAL REPORT
FOR THE YEAR ENDED OCTOBER 31, 2002

DEAR SHAREHOLDERS: We are pleased to provide you with this annual overview of Lord Abbett Affiliated Fund's strategies and performance for the year ended October 31, 2002. On this and the following pages, we discuss the factors that influenced performance.

   Thank you for investing in Lord Abbett Mutual Funds. We value the trust you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED OCTOBER 31, 2002?

A. For the year ended October 31, 2002, Lord Abbett Affiliated Fund (the "Fund") returned -12.2%(1), outperforming the S&P 500/Barra Value Index(2), which returned -15.8% over the same period. PLEASE REFER TO PAGE 4 FOR AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. During the fiscal year, the Fund benefited from stock selection and a slight overweight in the consumer discretionary sector. Specifically, the Fund's positions in newspaper publishing and apparel companies added to performance. Solid consumer spending during the last twelve months created visible earnings for these positions.

   Stock selection within the industrial sector also aided relative performance during the period. Specifically, a holding focused on aerospace and defense benefited from increased defense spending, as the war on terrorism and Middle East tensions continued. Several other industrial holdings responded favorably to earnings announcements and positive forecasts for the year ahead.

   Despite strong stock selection in the sector, an overweight in the information technology sector hurt Fund performance. The IT sector languished as corporations' capital spending continued their muted trend and hurt the bottom line of IT companies. (Note: The Fund is underweight in the IT sector compared to the S&P 500.) In addition, the Fund's performance was hurt from specific holdings in the healthcare sector. Pricing pressure, generic competition and a lackluster pipeline of new drugs created a general malaise within the Fund's holdings during the period. Telecommunication services stocks performed poorly during the period as a result of soft consumer and business demand and an increasing competitive market environment. However, the Fund's

                                                                               1
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--------------------------------------------------------------------------------

large underweight within this sector, relative to the S&P 500/Barra Value Index, helped offset the effects of this sector's negative performance. Also, the Fund's underweight in the financials sector hurt relative performance for the period as this sector performed slightly better than the overall market.

Q. WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. In the beginning of the period, the stock market regained ground lost after September 11. Similar to the third quarter, the fourth quarter of 2001 was volatile resulting, in part, from continued sluggish spending by consumers and corporations. However, the housing market, fueled by historically low interest rates and characterized by a rush of refinancing activity and stable new construction starts, continued to protect the economy from additional downside.

   As the first quarter of 2002 progressed, consumer confidence levels continued to rise and leading economic indicators pointed toward a strengthening economy. Following strong first quarter growth in the economy, the second quarter of 2002 was marked by slower growth, greater market volatility and increased uncertainty. The first quarter growth was heavily influenced by a slower rate of inventory liquidation and strong auto and new home sales. Most of the economic indicators during the second quarter indicated an economy advancing at a healthy pace, however, softer retail and auto sales led to increased market volatility.

   Real Gross Domestic Product (GDP) growth in the second quarter showed a greater slowdown than expected. Overall real GDP advanced in the spring quarter by an annual rate of 1.3%. The slowdown was largely attributed to a greater-than-expected slowdown in consumer and government spending, and a widening foreign trade deficit. After gaining strength in the fourth quarter of 2001 and in the first half of 2002, the economy began to slow in June and July, and discussion of a double-dip recession began to emerge among investors. Reinforcing these economic worries were downward revisions in GDP for 2001 that revealed three mildly down quarters instead of the one originally reported. Despite the recent news, however, we believe the feared double-dip is unlikely. We believe economic expansion during the latter part of 2002 and 2003 is more likely.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. In anticipation of a strengthening economy, we will continue to maintain and/or increase the Fund's exposure to stocks in the basic material, consumer discretionary, industrials, technology and transportation sectors of the market. During the year, we have positioned the portfolio away from energy companies,

2
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--------------------------------------------------------------------------------

because we feel that oil prices are currently too high and will ultimately decrease. In addition, we expect the dollar to continue to weaken over time, benefiting some large multi-national companies, as their products become more competitive on a global scale. Going forward, we will continue to remain steadfast on the disciplined investment process and philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our investors.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended October 31, 2002.
(2) The S&P 500/Barra Growth and Value indices are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The S&P 500/Barra Value Index contains companies with lower price-to-book ratios; conversely, the S&P 500/Barra Growth Index has firms with higher price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
A NOTE ABOUT RISK: Value of investments in equity securities will fluctuate in response to general economic conditions and to changes in the prospects of particular companies and/or sectors in the economy. See Notes to Financial Statements for a discussion of investment risks.

PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                                               3
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--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the S&P 500(R) Index and S&P 500/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS A SHARES)  THE FUND (CLASS A SHARES) AT MAXIMUM    S&P500(R)    S&P 500/BARRA VALUE
                AT NET ASSET VALUE               OFFERING PRICE(1)               INDEX(2)         INDEX(2)
Oct 31, 92                $     10,000                            $    9,425    $  10,000             $   10,000
        93                $     11,776                            $   11,099    $  11,491             $   12,416
        94                $     12,560                            $   11,838    $  11,935             $   12,687
        95                $     15,130                            $   14,260    $  15,086             $   15,607
        96                $     18,643                            $   17,571    $  18,719             $   19,448
        97                $     23,451                            $   22,103    $  24,728             $   25,226
        98                $     25,860                            $   24,373    $  30,171             $   28,188
        99                $     31,210                            $   29,416    $  37,913             $   33,546
        00                $     35,932                            $   33,866    $  40,218             $   36,793
        01                $     31,628                            $   29,809    $  30,208             $   30,016
        02                $     27,766                            $   26,169    $  25,646             $   25,279

                              FISCAL YEAR-END 10/31
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
               SALES CHARGE FOR THE PERIOD ENDING OCTOBER 31, 2002

                           1 YEAR    5 YEARS    10 YEARS    LIFE OF CLASS
          Class A(3)       -17.29%      2.21%      10.10%               -
          Class B(4)       -16.16%      2.60%          -             7.51%
          Class C(5)       -12.59%      2.73%          -             7.51%
          Class P(6)       -12.31%         -           -             2.66%
          Class Y(7)       -11.96%         -           -             0.79%

(1) Reflects the deduction of the maximum sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices, particularly that of the S&P 500(R) Index, is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending October 31, 2002 using the SEC-required uniform method to compute such return.
(4) The Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.
(5) The Class C shares commenced operations on August 1, 1996. Performance is at net asset value. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.
(6) The Class P shares commenced operations on December 8, 1997. SEC effective date on November 24, 1997. Performance is at net asset value.
(7) Class Y shares commenced operations on March 27, 1998. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2002

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
COMMON STOCKS 93.09%

AEROSPACE/DEFENSE 1.06%
Lockheed Martin Corp.                                968,100   $     56,053
United
Technologies Corp.                                   933,340         57,559
                                                               ------------
TOTAL                                                               113,612
                                                               ------------

AIRLINES 1.46%
AMR Corp.*+                                        3,796,647         17,920
Delta Air Lines, Inc.+                             2,926,500         29,499
Southwest Airlines Co.+                            7,439,665        108,619
                                                               ------------
TOTAL                                                               156,038
                                                               ------------

BANKS 10.73%
Bank of New York Co., Inc.                         4,380,465        113,892
Bank One Corp.                                     3,148,400        121,434
FleetBoston Financial Corp.+                       5,333,830        124,758
Mellon Financial Corp.                             9,938,985        281,174
U.S. Bancorp                                       1,773,200         37,397
Wachovia Corp.                                     6,727,315        234,043
Wells Fargo & Co.                                  4,718,105        238,123
                                                               ------------
TOTAL                                                             1,150,821
                                                               ------------

BEVERAGES 1.73%
Diageo plc ADR+                                      805,100         35,883
PepsiCo, Inc.                                      3,385,375        149,295
                                                               ------------
TOTAL                                                               185,178
                                                               ------------

CHEMICALS 4.09%
E.I. du Pont de Nemours & Co.                      2,746,000        113,273
Monsanto Co.                                       2,530,709         41,833
Potash Corp. of Saskatchewan, Inc.                   540,400         36,558
Praxair, Inc.                                      2,976,200        162,203
Rohm & Haas Co.                                    2,558,770   $     85,130
                                                               ------------
TOTAL                                                               438,997
                                                               ------------

COMMERCIAL SERVICES & SUPPLIES 1.25%
Waste
Management, Inc.                                   5,817,370        133,916
                                                               ------------

COMMUNICATIONS EQUIPMENT 1.69%
Harris Corp.+                                      1,371,400         36,178
Lucent Technologies, Inc.*+                        9,388,900         11,548
Motorola, Inc.                                    14,600,645        133,888
                                                               ------------
TOTAL                                                               181,614
                                                               ------------

COMPUTERS & PERIPHERALS 3.07%
Apple Computer, Inc.*                             15,867,995        254,999
EMC Corp.*                                        14,460,825         73,895
                                                               ------------
TOTAL                                                               328,894
                                                               ------------

DIVERSIFIED FINANCIALS 5.88%
Citigroup, Inc.                                    7,589,300        280,425
Goldman Sachs Group, Inc.                            496,800         35,571
J.P. Morgan Chase & Co.                            6,066,725        125,884
Merrill Lynch & Co., Inc.                          3,994,460        151,590
Morgan Stanley                                       951,625         37,037
                                                               ------------
TOTAL                                                               630,507
                                                               ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.49%
BellSouth Corp.                                    2,748,000         71,860
Qwest Communications Int'l., Inc.*                 5,850,500         19,833
SBC Communications, Inc.                           2,150,600         55,184
Verizon Communications, Inc.                       5,995,500        226,390

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               5

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
WorldCom, Inc.-
WorldCom Group, Inc.+                              5,608,805   $        505
                                                               ------------
TOTAL                                                               373,772
                                                               ------------

ELECTRIC UTILITIES 2.89%
Dominion Resources, Inc.+                          2,315,956        111,166
Progress Energy, Inc.+                             3,442,300        143,613
Public Service Enterprise Group, Inc.+             1,905,400         54,590
                                                               ------------
TOTAL                                                               309,369
                                                               ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.48%
Agilent Technologies, Inc.*                        3,729,480         51,280
                                                               ------------

ENERGY EQUIPMENT & SERVICES 2.96%
Baker Hughes, Inc.                                 5,481,130        159,227
Schlumberger Ltd.                                  3,951,550        158,497
                                                               ------------
TOTAL                                                               317,724
                                                               ------------

FOOD & DRUG RETAILING 0.26%
Safeway, Inc.*                                     1,210,100         27,953
                                                               ------------

FOOD PRODUCTS 1.68%
Archer-Daniels-Midland Co.                         5,384,300         73,334
ConAgra Foods, Inc.                                1,705,500         41,358
Kellogg Co.                                        2,062,600         65,714
                                                               ------------
TOTAL                                                               180,406
                                                               ------------

HEALTHCARE PROVIDERS & SERVICES 0.47%
McKesson Corp.                                     1,686,600         50,278
                                                               ------------

HOUSEHOLD DURABLES 0.47%
Newell Rubbermaid, Inc.+                           1,567,000         50,802
                                                               ------------

INDUSTRIAL CONGLOMERATES 1.00%
3M Co.                                               845,200        107,290
                                                               ------------

INSURANCE 3.35%
American Int'l Group, Inc.                         4,328,300   $    270,735
Chubb Corp.                                          865,600         48,828
Travelers Property Casaulty Corp.
A Shares*+                                         3,020,734         40,085
                                                               ------------
TOTAL                                                               359,648
                                                               ------------

MACHINERY 6.35%
Caterpillar, Inc.+                                 1,814,900         74,139
Deere & Co.                                        6,022,500        279,384
Dover Corp.                                        2,697,200         67,646
Eaton Corp.                                           56,300          3,850
Illinois Tool Works, Inc.+                         2,538,000        155,833
Parker Hannifin Corp.+                             2,284,000         99,651
                                                               ------------
TOTAL                                                               680,503
                                                               ------------

MEDIA 6.71%
Clear Channel Communications, Inc.*                3,292,865        122,001
Comcast Corp.                                      2,738,381         63,010
Gannett Co., Inc.                                  1,571,700        119,339
The Walt Disney Co.                               13,876,570        231,739
Tribune Co.                                        1,155,400         55,517
Viacom, Inc. Class B*                              2,872,600        128,147
                                                               ------------
TOTAL                                                               719,753
                                                               ------------

METALS & MINING 2.75%
Alcoa, Inc.                                        9,542,460        210,507
Newmont Mining Corp.+                              2,288,875         56,581
United States Steel Corp.                          2,125,920         27,318
                                                               ------------
TOTAL                                                               294,406
                                                               ------------

MULTILINE RETAIL 2.56%
Target Corp.                                       9,112,225        274,460
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

6

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER 0.46%
Duke Energy Corp.+                                 2,423,500   $     49,658
                                                               ------------

OFFICE ELECTRONICS 1.72%
Xerox Corp.*+                                     27,829,185        184,786
                                                               ------------

OIL & GAS 4.35%
Exxon Mobil Corp.                                 12,148,400        408,915
Total Fina Elf SA ADR+                               838,000         57,001
                                                               ------------
TOTAL                                                               465,916
                                                               ------------

PAPER & FOREST PRODUCTS 2.83%
Bowater, Inc.+                                     2,520,415         85,417
International Paper Co.                            6,251,000        218,347
                                                               ------------
TOTAL                                                               303,764
                                                               ------------

PERSONAL PRODUCTS 1.93%
Gillette Co.                                       4,128,125        123,348
The Estee
Lauder Cos., Inc.+                                 2,887,390         84,081
                                                               ------------
TOTAL                                                               207,429
                                                               ------------

PHARMACEUTICALS 4.08%
Bristol-Myers Squibb Co.                           2,867,235         70,563
Merck & Co., Inc.                                  1,019,525         55,299
Pharmacia Corp.                                    1,168,100         50,228
Schering-Plough Corp.                              7,991,840        170,626
Wyeth                                              2,721,820         91,181
                                                               ------------
TOTAL                                                               437,897
                                                               ------------

REAL ESTATE 1.06%
Equity Office Properties Trust                     1,023,400         24,643
Plum Creek Timber Co., Inc.                        3,938,600         89,052
                                                               ------------
TOTAL                                                               113,695
                                                               ------------

ROAD & RAIL 2.32%
CSX Corp.                                          4,827,575   $    133,241
Union Pacific Corp.+                               1,947,120        114,977
                                                               ------------
TOTAL                                                               248,218
                                                               ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.36%
Teradyne, Inc.*+                                   7,177,425         86,919
Texas Instruments, Inc.                            3,721,100         59,017
                                                               ------------
TOTAL                                                               145,936
                                                               ------------

SOFTWARE 1.10%
Compuware Corp.*                                   3,689,450         17,898
PeopleSoft, Inc.*+                                 5,495,655         99,471
                                                               ------------
TOTAL                                                               117,369
                                                               ------------

SPECIALTY RETAIL 3.75%
Limited Brands, Inc.                               9,212,480        144,360
RadioShack Corp.+                                  1,265,610         26,451
Staples, Inc.*+                                    6,952,155        107,758
The Gap, Inc.+                                     6,458,580         76,017
The Home Depot, Inc.                               1,625,325         46,939
                                                               ------------
TOTAL                                                               401,525
                                                               ------------

TEXTILES & APPAREL 1.75%
NIKE, Inc. Class B+                                3,978,475        187,744
                                                               ------------

TOTAL COMMON STOCKS (Cost $11,151,036,593)                        9,981,158
                                                               ============

CONVERTIBLE PREFERRED SECURITIES 3.16%

AUTOMOBILES 0.55%
Ford Motor Co. Cap Tr ll
7.00% Conv. Pfd.                                   1,600,000         58,720
                                                               ------------

COMMUNICATIONS EQUIPMENT 0.16%
Motorola, Inc.
7.00% Conv. Pfd.+                                    525,000         17,588
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               7

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2002

                                                                      VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
DIVERSIFIED FINANCIALS 0.76%
Household Int'l., Inc.
8.875% Conv. Pfd.+                                 3,000,000   $     81,300
                                                               ------------

INSURANCE 1.11%
Ace Ltd.
8.25% Conv. Pfd.                                   1,000,000         63,000
MetLife Cap Trust l
8.00% Conv. Pfd.                                     750,000         56,662
                                                               ------------
Total                                                               119,662
                                                               ------------

MULTI-UTILITIES & UNREGULATED POWER 0.49%
Duke Energy Corp.
8.00% Conv. Pfd.+                                  3,200,000         52,288
                                                               ------------

OFFICE ELECTRONICS 0.09%
Xerox Corp.
7.50% Conv. Pfd.                                     200,000          9,500
                                                               ------------
TOTAL CONVERTIBLE PREFERRED SECURITIES
(Cost $362,800,865)                                                 339,058
                                                               ============

                                                   PRINCIPAL
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------
CONVERTIBLE BOND 0.14%

SPECIALTY RETAIL 0.14%
The Gap, Inc.
5.75% due 3/15/2009 (Cost $15,000,000)          $     15,000         15,563
                                                               ============

                                                   PRINCIPAL
                                                      AMOUNT          VALUE
INVESTMENTS                                           SHARES          (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT 1.66%

REPURCHASE AGREEMENT 1.66%

Repurchase Agreement dated 10/31/2002, 1.83%
 due 11/1/2002 with State Street Bank &
 Trust Co. collateralized by $158,835,000 of
 Federal Home Loan Mortgage Corp. zero coupon
 due 7/15/2005; value-$181,171,172; proceeds:
 $177,626,094 (Cost $177,617,065)               $    177,617   $    177,617
                                                               ============
TOTAL INVESTMENTS 98.05%
 (Cost $11,706,454,523)                                        $ 10,513,396
                                                               ============

  *   Non-Income producing security.
  +   Security (or a portion of security) on loan. See note 5.
ADR - American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002

ASSETS:
   Investments in securities, at value (Cost $11,706,454,523)       $   10,513,395,748
   Cash collateral for securities loaned                                   764,744,843
   Receivables:
     Interest and dividends                                                 18,267,287
     Investment securities sold                                            221,730,660
     Capital shares sold                                                    18,493,532
   Prepaid expenses and other assets                                           503,701
--------------------------------------------------------------------------------------
   TOTAL ASSETS                                                         11,537,135,771
--------------------------------------------------------------------------------------
LIABILITIES:
   Securities lending cash collateral                                      764,744,843
   Payables:
     Investment securities purchased                                        23,401,130
     Capital shares reacquired                                               9,026,045
     Management fees                                                         2,873,635
     12b-1 distribution fees                                                 8,101,564
     Directors' fees                                                         3,743,647
     To affiliate                                                              219,892
     To bank                                                                    10,410
     To Lord Abbett Distributor LLC                                                793
   Accrued expenses and other liabilities                                    2,905,240
--------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                       815,027,199
======================================================================================
NET ASSETS                                                          $   10,722,108,572
======================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                     $   11,534,745,292
Undistributed net investment income                                          4,230,441
Accumulated net realized gain on investments                               376,191,614
Net unrealized depreciation on investments                              (1,193,058,775)
--------------------------------------------------------------------------------------
NET ASSETS                                                          $   10,722,108,572
======================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                      $    8,744,219,823
Class B Shares                                                      $      928,420,687
Class C Shares                                                      $      692,976,153
Class P Shares                                                      $       82,038,075
Class Y Shares                                                      $      274,453,834
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                             809,850,812
Class B Shares                                                              85,859,531
Class C Shares                                                              64,179,027
Class P Shares                                                               7,608,055
Class Y Shares                                                              25,357,663
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                      $            10.80
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                      $            11.46
Class B Shares-Net asset value                                      $            10.81
Class C Shares-Net asset value                                      $            10.80
Class P Shares-Net asset value                                      $            10.78
Class Y Shares-Net asset value                                      $            10.82
======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Dividends                                                           $      219,780,627
Interest                                                                     9,889,215
Securities lending                                                           1,068,536
Foreign withholding tax                                                       (431,557)
--------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    230,306,821
--------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                              36,805,615
12b-1 distribution plan-Class A                                             38,006,393
12b-1 distribution plan-Class B                                             10,270,747
12b-1 distribution plan-Class C                                              5,872,856
12b-1 distribution plan-Class P                                                302,961
Shareholder servicing fees                                                  15,408,631
Reports to shareholders                                                      1,381,267
Custody                                                                        497,187
Directors' fees                                                                344,240
Professional                                                                   299,265
Fund accounting                                                                275,806
Registration                                                                   168,667
Pricing                                                                         86,521
Other                                                                        1,125,988
--------------------------------------------------------------------------------------
Gross expenses                                                             110,846,144
  Expense reductions                                                          (117,681)
--------------------------------------------------------------------------------------
NET EXPENSES                                                               110,728,463
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      119,578,358
--------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized gain on investments                                           465,882,951
Net change in unrealized appreciation/depreciation on investments       (2,217,715,302)
======================================================================================
NET REALIZED AND UNREALIZED LOSS                                        (1,751,832,351)
======================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   (1,632,253,993)
======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED            YEAR ENDED
                                                                 OCTOBER 31,           OCTOBER 31,
DECREASE IN NET ASSETS                                                  2002                  2001
OPERATIONS:
Net investment income                                     $      119,578,358    $      138,914,990
Net realized gain on investments                                 465,882,951           476,434,648
Net change in unrealized appreciation/depreciation
  on investments                                              (2,217,715,302)       (2,107,642,639)
--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          (1,632,253,993)       (1,492,293,001)
==================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                      (168,890,477)         (162,336,241)
   Class B                                                       (10,458,785)           (7,899,208)
   Class C                                                        (8,005,155)           (4,261,505)
   Class P                                                        (1,002,793)             (326,040)
   Class Y                                                        (5,456,350)           (3,005,837)
Net realized gain
   Class A                                                      (406,110,996)         (868,795,033)
   Class B                                                       (39,603,851)          (60,695,249)
   Class C                                                       (24,602,506)          (28,499,626)
   Class P                                                        (1,607,853)           (1,051,180)
   Class Y                                                       (10,005,542)           (4,845,409)
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                             (675,744,308)       (1,141,715,328)
==================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                              2,952,418,751         2,438,970,427
Reinvestment of distributions                                    551,494,792           972,840,085
Cost of shares reacquired                                     (1,547,922,375)       (1,128,179,526)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS                                                 1,955,991,168         2,283,630,986
==================================================================================================
NET DECREASE IN NET ASSETS                                      (352,007,133)         (350,377,343)
==================================================================================================
NET ASSETS
Beginning of year                                             11,074,115,705        11,424,493,048
--------------------------------------------------------------------------------------------------
END OF YEAR                                               $   10,722,108,572    $   11,074,115,705
==================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                   $        4,230,441    $       (3,725,582)
==================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------
                                                    2002           2001            2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)

NET ASSET VALUE, BEGINNING OF YEAR               $     13.04    $     16.47    $      16.22    $     14.56    $     14.84
                                                 ===========    ===========    ============    ===========    ===========
Investment operations
  Net investment income                                  .14(a)         .19(a)          .24(a)         .21(a)         .24
  Net realized and unrealized gain (loss)              (1.59)         (1.99)           2.01           2.64           1.14
                                                 -----------    -----------    ------------    -----------    -----------
    Total from investment operations                   (1.45)         (1.80)           2.25           2.85           1.38
                                                 -----------    -----------    ------------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                 (.22)          (.24)           (.24)          (.24)          (.27)
  Net realized gain                                     (.57)         (1.39)          (1.76)          (.95)         (1.39)
                                                 -----------    -----------    ------------    -----------    -----------
    Total distributions                                 (.79)         (1.63)          (2.00)         (1.19)         (1.66)
                                                 -----------    -----------    ------------    -----------    -----------
NET ASSET VALUE, END OF YEAR                     $     10.80    $     13.04    $      16.47    $     16.22    $     14.56
                                                 ===========    ===========    ============    ===========    ===========
Total Return(b)                                       (12.21)%       (11.98)%         15.12%         20.69%         10.27%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 .85%           .79%            .79%           .74%           .63%
  Expenses, excluding expense reductions                 .85%           .80%            .80%           .74%           .63%
  Net investment income                                 1.08%          1.28%           1.62%          1.36%          1.64%

                                                                           YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001            2000           1999          1998
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                  $ 8,744,220    $ 9,363,248    $ 10,309,845    $ 9,307,645    $ 8,051,342
  Portfolio turnover rate                              59.88%         77.18%          52.27%         62.30%         56.49%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                           YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------
                                                    2002           2001            2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)

NET ASSET VALUE, BEGINNING OF YEAR               $     13.06    $     16.49    $      16.23    $     14.56    $     14.84
                                                 ===========    ===========    ============    ===========    ===========
Investment operations
  Net investment income                                  .06(a)         .09(a)          .14(a)         .10(a)         .14
  Net realized and unrealized gain (loss)              (1.61)         (1.99)           2.02           2.65           1.12
                                                 -----------    -----------    ------------    -----------    -----------
    Total from investment operations                   (1.55)         (1.90)           2.16           2.75           1.26
                                                 -----------    -----------    ------------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                 (.13)          (.14)           (.14)          (.13)          (.15)
  Net realized gain                                     (.57)         (1.39)          (1.76)          (.95)         (1.39)
                                                 -----------    -----------    ------------    -----------    -----------
    Total distributions                                 (.70)         (1.53)          (1.90)         (1.08)         (1.54)
                                                 -----------    -----------    ------------    -----------    -----------
NET ASSET VALUE, END OF YEAR                     $     10.81    $     13.06    $      16.49    $     16.23    $     14.56
                                                 ===========    ===========    ============    ===========    ===========
Total Return(b)                                       (12.85)%       (12.53)%         14.42%         19.87%          9.41%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                1.47%          1.42%           1.44%          1.43%          1.38%
  Expenses, excluding expense reductions                1.47%          1.43%           1.45%          1.43%          1.38%
  Net investment income                                  .46%           .62%            .94%           .66%           .87%

                                                                           YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001            2000           1999          1998
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                  $   928,421    $   904,004    $    713,161    $   524,974    $   315,695
  Portfolio turnover rate                              59.88%         77.18%          52.27%         62.30%         56.49%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              13

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------
                                                    2002           2001            2000           1999           1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)

NET ASSET VALUE, BEGINNING OF YEAR               $     13.02    $     16.49    $      16.23    $     14.56    $     14.84
                                                 ===========    ===========    ============    ===========    ===========
Investment operations
  Net investment income                                  .08(a)         .05(a)          .14(a)         .10(a)         .14
  Net realized and unrealized gain (loss)              (1.59)         (1.99)           2.02           2.65           1.12
                                                 -----------    -----------    ------------    -----------    -----------
    Total from investment operations                   (1.51)         (1.94)           2.16           2.75           1.26
                                                 -----------    -----------    ------------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                 (.14)          (.14)           (.14)          (.13)          (.15)
  Net realized gain                                     (.57)         (1.39)          (1.76)          (.95)         (1.39)
                                                 -----------    -----------    ------------    -----------    -----------
    Total distributions                                 (.71)         (1.53)          (1.90)         (1.08)         (1.54)
                                                 -----------    -----------    ------------    -----------    -----------
NET ASSET VALUE, END OF YEAR                     $     10.80    $     13.02    $      16.49    $     16.23    $     14.56
                                                 ===========    ===========    ============    ===========    ===========
Total Return(b)                                       (12.59)%       (12.79)%         14.48%         19.80%          9.41%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                1.32%          1.70%           1.44%          1.43%          1.40%
  Expenses, excluding expense reductions                1.32%          1.71%           1.45%          1.43%          1.40%
  Net investment income                                  .61%           .32%            .93%           .66%           .85%

                                                                           YEAR ENDED 10/31
                                                 ------------------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002           2001            2000           1999          1998
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                  $   692,976    $   555,759    $    331,910    $   197,440    $   120,453
  Portfolio turnover rate                              59.88%         77.18%          52.27%         62.30%         56.49%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         YEAR ENDED 10/31                     12/8/1997(c)
                                                 ---------------------------------------------------------        TO
                                                     2002           2001           2000           1999        10/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD             $     13.02    $     16.45    $      16.19    $     14.53    $      14.24
                                                 ===========    ===========    ============    ===========    ============
Investment operations
  Net investment income                                  .12(a)         .16(a)          .22(a)         .19(a)          .18
  Net realized and unrealized gain (loss)              (1.58)         (1.97)           2.02           2.63             .27
                                                 -----------    ----------     ------------    -----------    ------------
    Total from investment operations                   (1.46)         (1.81)           2.24           2.82             .45
                                                 -----------    ----------     ------------    -----------    ------------
Distributions to shareholders from:
  Net investment income                                 (.21)          (.23)           (.22)          (.21)           (.16)
  Net realized gain                                     (.57)         (1.39)          (1.76)          (.95)             --
                                                 -----------    ----------     ------------    -----------    ------------
    Total distributions                                 (.78)         (1.62)          (1.98)         (1.16)           (.16)
                                                 -----------    ----------     ------------    -----------    ------------
NET ASSET VALUE, END OF PERIOD                   $     10.78    $     13.02    $      16.45    $     16.19    $      14.53
                                                 ===========    ===========    ============    ===========    ============
Total Return(b)                                       (12.31)%       (12.07)%         15.11%         20.51%           3.21%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                 .92%           .87%            .89%           .88%            .76%(d)
  Expenses, excluding expense reductions                 .92%           .88%            .89%           .88%            .76%(d)
  Net investment income                                 1.01%          1.10%           1.30%          1.22%           1.21%(d)

                                                                     YEAR ENDED 10/31                         12/8/1997(C)
                                                 ---------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                  2002           2001           2000            1999         10/31/1998
--------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                $    82,038    $    35,939    $     12,072    $     2,046    $      1,811
  Portfolio turnover rate                              59.88%         77.18%          52.27%         62.30%          56.49%
--------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                              15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                         YEAR ENDED 10/31                     3/27/1998(c)
                                                 ---------------------------------------------------------        TO
                                                     2002           2001           2000           1999        10/31/1998
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)

NET ASSET VALUE, BEGINNING OF PERIOD             $     13.07    $     16.50    $      16.25    $     14.57    $      15.44
                                                 ===========    ===========    ============    ===========    ============
Investment operations
  Net investment income                                  .18(a)         .22(a)          .30(a)         .26(a)          .15
  Net realized and unrealized gain (loss)              (1.59)         (1.97)           2.01           2.65            (.89)
                                                 -----------    ----------     ------------    -----------    ------------
    Total from investment operations                   (1.41)         (1.75)           2.31           2.91            (.74)
                                                 -----------    ----------     ------------    -----------    ------------
Distributions to shareholders from:
  Net investment income                                 (.27)          (.29)           (.30)          (.28)           (.13)
  Net realized gain                                     (.57)         (1.39)          (1.76)          (.95)             --
                                                 -----------    ----------     ------------    -----------    ------------
    Total distributions                                 (.84)         (1.68)          (2.06)         (1.23)           (.13)
                                                 -----------    ----------     ------------    -----------    ------------
NET ASSET VALUE, END OF PERIOD                     $   10.82    $     13.07    $      16.50    $     16.25    $      14.57
                                                 ===========    ===========    ============    ===========    ============
Total Return(b)                                       (11.96)%       (11.64)%         15.52%         21.15%         (4.77)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense reductions                0.47%           .42%            .44%           .43%            .24%(d)
  Expenses, excluding expense reductions                0.47%           .43%            .46%           .43%            .24%(d)
  Net investment income                                 1.46%          1.53%           1.96%          1.67%           1.03%(d)

                                                                     YEAR ENDED 10/31                         3/27/1998(c)
                                                 ---------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                  2002           2001           2000            1999        10/31/1998
--------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                $   274,454    $   215,165    $     57,505    $    48,649    $     31,302
  Portfolio turnover rate                              59.88%         77.18%          52.27%         62.30%          56.49%
--------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management company organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Company's investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Company offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchange. Securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

--------------------------------------------------------

First $200 million                                  .50%
Next $300 million                                   .40%
Next $200 million                                  .375%
Next $200 million                                   .35%
Over $900 million                                   .30%

12b-1 DISTRIBUTION PLAN

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE             CLASS A          CLASS B    CLASS C(4)    CLASS P
-----------------------------------------------------------------
Service             .25%(1)          .25%          .25%       .20%
Distribution        .10%(2)(3)       .75%          .75%       .25%

(1) Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net asset value.

(2) In addition, the Company pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(3) In addition, the Company pays an incremental marketing expense of approximately .03% of average daily net assets of Class A.

(4) Until November 1, 2001, the Company had in place a Plan for Class C shares that provided for the Company to pay Distributor at the time of sale, distribution and service fees not to exceed .75% and .25%, respectively, of the net asset value of the shares sold. These payments were generally amortized over a one-year period. In addition, at each quarter end after the first anniversary of the sale, the Company paid Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of such shares. Effective November 1, 2001, the Company amended the Plan so that the Company pays Distributor distribution and service fees not to exceed .75% and .25%, respectively, of the average daily net assets of the shares outstanding payable at each month end. In connection with these changes to the Plan, Distributor reimbursed the Company for the prepaid distribution and service fees balance as of October 31, 2001 totaling $1,702,922.

Class Y does not have a distribution plan.
Effective January 1, 2003, the incremental marketing expense of approximately 0.03% of average daily net assets attributable to Class A shares will be terminated under the distribution plan. In addition, on January 1, 2003, Lord Abbett will begin providing certain administrative services to the Company pursuant to an Administrative Services Agreement at an anuual rate of .04% of the Company's average daily net assets.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Company after concessions were paid to authorized dealers for the year ended October 31, 2002:

DISTRIBUTOR COMMISSIONS            DEALERS CONCESSIONS
------------------------------------------------------
$  5,440,849                             $  31,223,554

Certain of the Company's officers and Directors have an interest in Lord Abbett.

The Company along with certain other Funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Balanced Series of Lord Abbett Investment Trust, Inc. ("Balanced Series") pursuant to which each Underlying Fund will pay a portion of the expenses of Balanced Series in proportion to the average daily value of Underlying Fund shares owned by Balanced Series. Other expenses include $255,788 pursuant to this Servicing Arrangement.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid quarterly. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On November 12, 2002, a long term-capital gain distribution of $409,882,265 and a net investment income distribution of $46,532,635 per share was declared. The distributions were paid on November 20, 2002, to shareholders of record on November 19, 2002.

The tax character of distributions paid during the fiscal year ended October 31, 2002 and October 31, 2001 are as follows:

                                    10/31/2002             10/31/2001
---------------------------------------------------------------------
Distributions paid from:
Ordinary income                 $  193,813,560       $    190,995,604
Net long-term capital gains        481,930,748            950,719,724
---------------------------------------------------------------------
Total distributions paid        $  675,744,308       $  1,141,715,328
=====================================================================

As of October 31, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

Undistributed ordinary income - net                  $      7,815,175
Undistributed long-term capital gains                     409,882,265
---------------------------------------------------------------------
   Total undistributed earnings                           417,697,440
---------------------------------------------------------------------
Temporary differences                                      (3,743,647)
Unrealized losses - net                                (1,226,590,513)
---------------------------------------------------------------------
   Total accumulated losses - net                    $   (812,636,720)
=====================================================================

At October 31, 2002, the Company's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                                 $ 11,739,986,261
---------------------------------------------------------
Gross unrealized gain                         546,044,206
Gross unrealized loss                      (1,772,634,719)
---------------------------------------------------------
   Net unrealized security loss          $ (1,226,590,513)
=========================================================

The difference between book-basis and tax-basis unrealized losses is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended October 31, 2002 have been reclassified among the components of net assets based on their tax basis as follows:

UNDISTRIBUTED                    ACCUMULATED
NET INVESTMENT                  NET REALIZED
INCOME INCREASE                GAIN DECREASE
--------------------------------------------
$  82,191,225                  $ (82,191,225)

5.   PORTFOLIO SECURITIES TRANSACTIONS

The Company may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Company. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of the securities loaned.

As of October 31, 2002, the value of securities loaned is $737,328,188. These loans are collateralized by cash of $764,744,843, which is invested in a restricted money market account and securities of $13,950,000, for a total of $778,694,843. Expenses relating to securities lending of $534,268 are included in other expenses on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Company's securities if the borrower defaults.

Purchases and sales of investment securities (other than short-term investments) for the year ended October 31, 2002 are as follows:

PURCHASES                                 SALES
-----------------------------------------------
$  8,432,357,973               $  6,973,513,419

6.   DIRECTORS' REMUNERATION

The Company's Directors and officers who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Company. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Company's expenses.

8.   LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $145,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%. At October 31, 2002, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year.

9.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian and accounting agent. Effective December 18, 2001, SSB began performing custodian functions, and thereafter the accounting and record keeping functions, relating to portfolio transactions and calculating the Company's net asset value.

10.  INVESTMENT RISKS

The Company is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Company invests. Large company value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Company's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Company could suffer losses or produce poor performance relative to other funds, even in a rising market.

For a more detailed discussion of the risks associated with the Company, please see the Company's Prospectus.

11.  SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 2.5 billion shares of $.001 par value capital stock designated as follows: 1.6 billion Class A shares, 300 million Class B shares, 300 million Class C shares, 200 million Class P shares and 100 million Class Y shares.

                                                                  YEAR ENDED                           YEAR ENDED
                                                            OCTOBER 31, 2002                     OCTOBER 31, 2001
----------------------------------------------------------------------------    ---------------------------------
CLASS A SHARES                                  SHARES                AMOUNT         SHARES                AMOUNT
----------------------------------------------------------------------------    ---------------------------------
Shares sold                                154,530,678    $    1,985,791,028     96,413,759   $     1,403,391,442
Reinvestment of distributions               35,811,414           474,104,332     58,877,214           868,648,069
Shares reacquired                          (98,355,276)       (1,197,966,897)    63,215,015)         (922,050,903)
----------------------------------------------------------------------------    ---------------------------------
Increase                                    91,986,816    $    1,261,928,463     92,075,958   $     1,349,988,608
----------------------------------------------------------------------------    ---------------------------------

CLASS B SHARES
----------------------------------------------------------------------------    ---------------------------------
Shares sold                                 26,951,189    $      349,435,410     28,269,911   $       414,434,914
Reinvestment of distributions                3,028,925            40,253,940      4,390,379            64,913,543
Shares reacquired                          (13,364,287)         (160,718,169)    (6,674,645)          (96,150,108)
----------------------------------------------------------------------------    ---------------------------------
Increase                                    16,615,827    $      228,971,181     25,985,645   $       383,198,349
----------------------------------------------------------------------------    ---------------------------------

CLASS C SHARES
----------------------------------------------------------------------------    ---------------------------------
Shares sold                                 30,658,005    $      396,385,196     24,228,831   $       354,768,609
Reinvestment of distributions                1,562,363            20,626,528      2,074,984            30,679,899
Shares reacquired                          (10,710,317)         (128,846,872)    (3,767,610)          (53,952,176)
----------------------------------------------------------------------------    ---------------------------------
Increase                                    21,510,051    $      288,164,852     22,536,205   $       331,496,332
----------------------------------------------------------------------------    ---------------------------------

CLASS P SHARES
----------------------------------------------------------------------------    ---------------------------------
Shares sold                                  6,807,340    $       86,624,561      2,431,750   $        35,451,615
Reinvestment of distributions                   88,620             1,164,268         51,622               762,085
Shares reacquired                           (2,047,345)          (24,886,026)      (457,756)           (6,521,882)
----------------------------------------------------------------------------    ---------------------------------
Increase                                     4,848,615    $       62,902,803      2,025,616   $        29,691,818
----------------------------------------------------------------------------    ---------------------------------

CLASS Y SHARES
----------------------------------------------------------------------------    ---------------------------------
Shares sold                                 10,474,378    $      134,182,556     15,902,821   $       230,923,847
Reinvestment of distributions                1,160,945            15,345,724        528,052             7,836,489
Shares reacquired                           (2,741,750)          (35,504,411)    (3,451,120)          (49,504,457)
----------------------------------------------------------------------------    ---------------------------------
Increase                                     8,893,573    $      114,023,869     12,979,753   $       189,255,879
----------------------------------------------------------------------------    ---------------------------------

   THE COMPANY (UNAUDITED)

   All of the net investment income distributions paid quarterly by the Company qualify for the dividends received deduction for corporations.

   Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2002, $481,930,748 represents long-term capital gains.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT AFFILIATED FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the "Company"), including the schedule of investments, as of October 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
December 17, 2002

SHAREHOLDER MEETING RESULTS

A Meeting of Shareholders of the Company was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 973,676,137.844 total outstanding shares. Shareholders of the Company considered the following proposal and the results of their voting were as follows:

To elect the Company's Board Members

                                                      FOR              AGAINST
---------------------------------------------------------------------------------
Robert S. Dow                                   681,194,803.219     6,823,349.351
E. Thayer Bigelow                               681,187,898.539     6,830,254.031
William H. T. Bush                              680,776,707.054     7,241,445.516
Robert B. Calhoun, Jr.                          681,065,229.311     6,952,923.259
Stewart S. Dixon                                680,592,805.295     7,425,347.275
Franklin W. Hobbs                               681,166,822.362     6,851,330.208
C. Alan MacDonald                               680,618,651.533     7,399,501.037
Thomas J. Neff                                  681,052,989.914     6,965,162.656
James F. Orr, III                               680,888,655.819     7,129,496.751

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE         PRINCIPAL OCCUPATION             OTHER
DATE OF BIRTH                     WITH COMPANY           DURING PAST FIVE YEARS        DIRECTORSHIPS
----------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Director since        Managing Partner and Chief        N/A
Lord, Abbett & Co. LLC         1995; Chairman        Investment Officer of
90 Hudson Street               since 1996            Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                                   ----------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE         PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                     WITH COMPANY           DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW              Director since 1994   Managing General Partner,         Currently serves as a director of
Bigelow Media, LLC                                   Bigelow Media, LLC (since         Crane Co. and Huttig Building
909 Third Ave.,                                      2000); Senior Adviser, Time       Products Inc.
5th Floor                                            Warner Inc. (1998 - 2000);
New York, NY                                         Acting Chief Executive Officer
Date of Birth: 10/22/1941                            of Courtroom Television Network
                                                     (1997 - 1998); President and
                                                     Chief Executive Officer of Time
                                                     Warner Cable Programming, Inc.
                                                     (1991-1997).

WILLIAM H.T. BUSH              Director since 1998   Co-founder and Chairman of the    Currently serves as director of
Bush-O'Donnell & Co., Inc.                           Board of the financial advisory   Wellpoint Health Network, Inc.,
101 South Hanley Road                                firm of Bush-O'Donnell &          DT Industries Inc., and
Suite 1025                                           Company (since 1986).             Engineered Support Systems, Inc.
St. Louis, MO
Date of Birth: 7/14/1938

ROBERT B. CALHOUN, JR.         Director since 1998   Managing Director of Monitor      Currently serves as director of
Monitor Clipper Partners                             Clipper Partners (since 1997)     Avondale, Inc., Avondale Mills,
Two Canal Park                                       and President of Clipper Asset    Inc., IGI/Earth Color, Inc.,
Cambridge, MA                                        Management Corp. (since 1991),    Integrated Graphics, Inc., and
Date of Birth: 10/25/1942                            both private equity investment    Interstate Bakeries Corp.
                                                     funds.

STEWART S. DIXON               Director since 1976   Partner in the law firm of        N/A
Wildman, Harrold,                                    Wildman, Harrold, Allen & Dixon
Allen & Dixon                                        (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS              Director since 2000   Chief Executive Officer of        Currently serves as director of
Houlihan Lokey                                       Houlihan Lokey Howard & Zukin,    Adolph Coors Company.
Howard & Zukin                                       an investment bank, (January
685 Third Ave.                                       2002 to present); Chairman of
New York, NY                                         Warburg Dillon Read (1999 -
Date of Birth: 7/30/1947                             2000); Global Head of Corporate
                                                     Finance of SBC Warburg Dillon
                                                     Read (1997 - 1999); Chief
                                                     Executive Officer of Dillon,
                                                     Read & Co. (1994 - 1997).

                                                                              25

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

                                CURRENT POSITION
NAME, ADDRESS AND               LENGTH OF SERVICE         PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                     WITH COMPANY           DURING PAST FIVE YEARS                 DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------
C. ALAN MACDONALD              Director since 1988   Retired - General Business and    Currently serves as director of
415 Round Hill Road                                  Governance Consulting (since      Fountainhead Water Company,
Greenwich, CT                                        1992); formerly President and     Careside, Inc., Lincoln Snacks,
Date of Birth: 5/19/1933                             CEO of Nestle Foods.              J.B. Williams Co., Inc. (personal
                                                                                       care products) and Seix Fund,
                                                                                       Inc.*

THOMAS J. NEFF                 Director since 1982   Chairman of Spencer Stuart,       Currently serves as director of
Spencer Stuart, U.S.                                 U.S., an executive search         Ace, Ltd. and Exult, Inc.
277 Park Avenue                                      consulting firm (since 1996);
New York, NY                                         President of Spencer Stuart,
Date of Birth: 10/2/1937                             U.S. (1979 - 1996).

JAMES F. ORR, III              Director since 2002   President and CEO of              Currently serves as Chairman of
80 Pinckney Street                                   LandingPoint Capital (since       Rockefeller Foundation, Director
Boston, MA                                           2002); Chairman and CEO of        of Nashua Corp. and SteelPoint
Date of Birth: 3/5/1943                              United Asset Management           Technologies.
                                                     Corporation (2000 to 2001);
                                                     Chairman and CEO of UNUM
                                                     Provident Corporation (1999 -
                                                     merger); Chairman and CEO of
                                                     UNUM Corporation (1988 - 1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, President and Managing Partner of Lord Abbett.

                                   ----------

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

         NAME AND               CURRENT POSITION            LENGTH OF SERVICE                PRINCIPAL OCCUPATION
      (DATE OF BIRTH)             WITH COMPANY             OF CURRENT POSITION              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                  Chief Executive       Elected in 1996                   Managing Partner and Chief
(3/8/1945)                     Officer and                                             Investment Officer of Lord Abbett
                               President                                               since 1996.

26

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

         NAME AND               CURRENT POSITION      LENGTH OF SERVICE                      PRINCIPAL OCCUPATION
      (DATE OF BIRTH)             WITH COMPANY       OF CURRENT POSITION                    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
KENNETH G. FULLER              Executive Vice        Elected in 2002                   Investment Manager - Large Cap
(4/22/45)                      President                                               Value, joined Lord Abbett in
                                                                                       2002, formerly Portfolio Manager
                                                                                       and Senior Vice President at
                                                                                       Pioneer Investment Management,
                                                                                       Inc. from 1999 to 2002; prior
                                                                                       thereto Principal, Manley, Fuller
                                                                                       Asset Management.

W. THOMAS HUDSON, JR.          Executive Vice        Elected in 1997                   Partner and Investment Manager,
(12/16/1941)                   President                                               joined Lord Abbett in 1982.

ROBERT G. MORRIS               Executive Vice        Elected in 1995                   Partner and Director of Equity
(11/6/1944)                    President                                               Investments, joined Lord Abbett
                                                                                       in 1991.

ELI M. SALZMANN                Executive Vice        Elected in 2000                   Partner and Director of
(3/24/1964)                    President                                               Institutional Equity Investments,
                                                                                       joined Lord Abbett in 1997.

PAUL A. HILSTAD                Vice President and    Elected in 1995                   Partner and General Counsel,
(12/13/1942)                   Secretary                                               joined Lord Abbett in 1995.

JOAN A. BINSTOCK               Chief Financial       Elected in 1999                   Partner and Chief Operations
(3/4/1954)                     Officer and Vice                                        Officer, joined Lord Abbett in
                               President                                               1999, prior thereto Chief
                                                                                       Operating Officer of Morgan
                                                                                       Grenfell.

TRACIE E. AHERN                Vice President and    Elected in 2000                   Partner and Director of Portfolio
(1/12/1968)                    Treasurer                                               Accounting and Operations, joined
                                                                                       Lord Abbett in 1999, formerly
                                                                                       Vice President - Head of Fund
                                                                                       Administration of Morgan Grenfell
                                                                                       from 1998 to 1999, prior thereto
                                                                                       Vice President of Bankers Trust.

                                                                              27

BASIC INFORMATION ABOUT MANAGEMENT (CONTINUED)

         NAME AND               CURRENT POSITION      LENGTH OF SERVICE                      PRINCIPAL OCCUPATION
      (DATE OF BIRTH)             WITH COMPANY       OF CURRENT POSITION                    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
DANIEL E. CARPER               Vice President        Elected in 1993                   Partner, joined Lord Abbett in
(1/22/1952)                                                                            1979.

SHOLOM DINKSY                  Executive Vice        Elected in 2001                   Partner and Large Cap Value
(3/24/1944)                    President                                               Investment Manager, joined Lord
                                                                                       Abbett in 2000, formerly Managing
                                                                                       Director of Prudential Asset
                                                                                       Management, prior thereto
                                                                                       Director of Equity Research and
                                                                                       Senior Vice President at Mitchell
                                                                                       Hutchins Asset Management.

LAWRENCE H. KAPLAN             Vice President and    Elected in 1997                   Partner and Deputy General
(1/16/1957)                    Assistant Secretary                                     Counsel, joined Lord Abbett in
                                                                                       1997.

A. EDWARD OBERHAUS, III        Vice President        Elected in 1996                   Partner and Manager of Equity
(12/21/1959)                                                                           Trading, joined Lord Abbett in
                                                                                       1983.

CHRISTINA T. SIMMONS           Vice President and    Elected in 2000                   Assistant General Counsel, joined
(11/12/1957)                   Assistant Secretary                                     Lord Abbett in 1999, formerly
                                                                                       Assistant General Counsel of
                                                                                       Prudential Investments from 1998
                                                                                       to 1999, prior thereto Counsel of
                                                                                       Drinker, Biddle & Reath LLP, a
                                                                                       law firm.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Company's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Company expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

[LORD ABBETT LOGO]


THIS REPORT WHEN NOT USED FOR THE GENERAL
INFORMATION OF SHAREHOLDERS OF THE FUND, IS TO
BE DISTRIBUTED ONLY IF PRECEDED OR ACCOMPANIED
BY A CURRENT FUND PROSPECTUS.


LORD ABBETT MUTUAL FUND SHARES ARE DISTRIBUTED BY:
LORD ABBETT DISTRIBUTOR LLC
90 HUDSON STREET
JERSEY CITY, NEW JERSEY
07302-3973


LORD ABBETT AFFILIATED FUND, INC.

LAA-2-1002
    (12/02)